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                                                                    Exhibit 4.15


                              CERTIFICATE OF TRUST

                                       OF

                       ASSOCIATES FIRST CAPITAL TRUST III


                  This Certificate of Trust of Associates First Capital Trust III (the "Trust"), dated September 3, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

                  1. Name. The name of the business trust being formed hereby is Associates First Capital Trust III.

                  2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are as follows:

                  Chase Manhattan Bank Delaware
                  1201 Market Street
                  Wilmington, Delaware  19801
                  Attention:  Corporate Trust Administration

                  3. Effective Date. This Certificate of Trust shall be effective immediately upon filing with the Secretary of State of the State of Delaware.




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                  IN WITNESS WHEREOF, the undersigned, being the trustees of the
Trust, have executed this Certificate of Trust as of the date first above written.

                                             The Chase Manhattan Bank, as
                                             Trustee



                                             By: /s/ ANDREW M. DECK
                                                ------------------------------
                                             Name: Andrew M. Deck
                                             Title: Trust Officer

                                             Chase Manhattan Bank Delaware,
                                             as Trustee



                                             By: /s/ DENIS KELLY
                                                ------------------------------
                                             Name: Denis Kelly
                                             Title: Trust Officer

                                             Marvin T. Runyon III
                                             as Trustee

                                             /s/ MARVIN T. RUNYON III
                                             ---------------------------------


                                             John F. Stillo
                                             as Trustee


                                             /s/ JOHN F. STILLO
                                             ---------------------------------